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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-90722) of Aviall, Inc. of our report dated March 17, 2000 relating to the financial statements of the Aviall, Inc. Employee Stock Purchase Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
-----------------------------------
PricewaterhouseCoopers LLP

Dallas, Texas
March 27, 2000